EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of May, 2014.

/s/ Peter G. Kunkel
Peter G. Kunkel
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of May, 2014.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Senior Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May, 2014.

/s/ C. Michiel van Kawijk
C. Michiel van Katwijk
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of May, 2014.

/s/ Eric J. Martin
Eric J. Martin
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of May, 2014.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Senior Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May, 2014.

/s/ Marc Cahn
Marc Cahn
Director, Senior Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of May, 2014.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 2014.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Portfolio Plus® – Pre 86	ML of New York Variable Annuity Separate Account	811-06320
Portfolio Plus® – Post 86	ML of New York Variable Annuity Separate Account	811-06320
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PowerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement OptimizerSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Retirement PlusSM	ML of New York Variable Annuity Separate Account B	811-06547
Merrill Lynch Consults Annuity®	ML of New York Variable Annuity Separate Account C	811-21119
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
Merrill Lynch IRA Annuity®	ML of New York Variable Annuity Separate Account D	811-21176

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of May, 2014.

/s/ William Brown, Jr.
William Brown, Jr.
Director